UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 12, 2017

Griffin-American Healthcare REIT III, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55434	46-1749436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2017, we held our 2017 Annual Meeting of Stockholders. At the meeting, our stockholders voted on the following two proposals: (i) to elect five directors, each to hold office for a one-year term expiring at the 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies; and (ii) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017. The two proposals are described in detail in our definitive proxy statement, dated April 7, 2017, as filed with the Securities and Exchange Commission on Schedule 14A on April 4, 2017.

The two proposals were approved by our stockholders by the requisite vote necessary for approval. The votes with respect to each of the proposals are set forth below.

Proposal 1. To elect five directors, each to hold office for a one-year term expiring at the 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Jeffrey T. Hanson	69,861,942	2,261,033	27,837,382
Danny Prosky	69,775,427	2,347,548	27,837,382
Harold H. Greene	69,703,557	2,419,418	27,837,382
Gerald W. Robinson	69,785,923	2,337,052	27,837,382
J. Grayson Sanders	69,691,369	2,431,606	27,837,382

Proposal 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017:

Shares For	96,954,792
Shares Against	1,239,299
Shares Abstained	1,766,266

No broker non-votes were cast in the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

No other proposals were submitted to a vote of our stockholders at the annual meeting.

Item 8.01 Other Events.

On June 12, 2017, our board of directors authorized a daily distribution to our stockholders of record as of the close of business on each day of the period commencing on July 1, 2017 and ending September 30, 2017. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001643836 per share of our common stock, which is equal to an annualized distribution of $0.60 per share. The distributions will be aggregated and paid in cash or shares of our common stock pursuant to our distribution reinvestment plan monthly in arrears. The distributions declared for each record date in the July 2017, August 2017 and September 2017 periods will be paid in August 2017, September 2017 and October 2017, respectively, only from legally available funds.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT III, Inc.

June 14, 2017	By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer